Lease liabilities - Summary of lease liabilities activity (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Lease liabilities [abstract]
Balance at the beginning of the year	$ 542	$ 551	$ 1,033
Leases increase	306	284	149
Financial accretions	75	57	84
Leases decrease	(15)	(46)	(380)
Payments	(341)	(302)	(331)
Exchange and Translation effect, net	(2)	(1)	(3)
Result from net monetary position	1	(1)	(1)
Balance at the end of year	$ 566	$ 542	$ 551